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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) DECEMBER 10, 1998


                             CELLPRO, INCORPORATED
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


        DELAWARE                        0-19472                 94-3087971
-----------------------------        -------------         ---------------------
(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)          Identification No.)



      22215 26TH AVENUE S.E., BOTHELL, WA                98021
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (425) 485-7644


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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Item 3. Bankruptcy or Receivership.

               On October 28, 1998, CellPro, Incorporated ("CellPro") filed a voluntary petition as debtor and debtor in possession under Chapter 11 of the United States Bankruptcy Code, Case No. 98-13604 in the United States Bankruptcy Court for the Western District of Washington, Judge Karen Overstreet presiding. On December 10, 1998, the Bankruptcy Court approved an Asset Purchase Agreement dated October 28, 1998, between CellPro and Nexell Therapeutics Inc. that provided for the sale of substantially all of CellPro's intellectual property assets.







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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CellPro, Incorporated
                                        ----------------------------------------
                                                   (Registrant)


Date: December 17, 1998                 /s/ Mark J. Handfelt
                                        ----------------------------------------
                                        Name:  Mark J. Handfelt
                                        Title: Executive Vice President, General
                                               Counsel and Acting Chief
                                               Operating Officer